Exhibit 99(a)


                       AMENDMENT TO SETTLEMENT AGREEMENT


     This Amendment to Settlement Agreement (the "Amendment"), dated as of March 12, 1999, is made and entered into by and among Jeremiah W. "Jay" Nixon, Attorney General of the State of Missouri (the "Attorney General"); the Missouri Department of Insurance and A.W. McPherson, its acting director (referred to collectively as the "Department of Insurance"); Blue Cross and Blue Shield of Missouri ("Blue Cross Blue Shield"), a Missouri not for profit health services corporation; and RightCHOICE Managed Care, Inc. ("RightCHOICE"), a Missouri for profit general business corporation (collectively, the "Parties" and individually, a "Party").

                                   RECITALS

A. On September 20, 1998, the Parties signed a Settlement Agreement (the "Original Settlement Agreement"), a purpose of which was to settle certain civil actions including Blue Cross Blue Shield of Missouri, Plaintiff v. Jay Angoff, Director of the Missouri Department of Insurance, and Jeremiah W. "Jay" Nixon, No. CV196-619CC, which is now pending in the Circuit Court of Cole County, Missouri.
B. By order of the Circuit Court, Robert G. Russell was appointed as a Special Master to review and evaluate the Original Settlement Agreement and make recommendations to the Court.
C. In his Report of February 10, 1999, Special Master Russell, after subjecting the Original Settlement Agreement to detailed scrutiny, expressed certain concerns about the Original Settlement Agreement, recommended that it not be approved in its present form, and recommended that the Court withhold a final ruling on the Original Settlement Agreement to give the parties and the amici curiae an opportunity to engage in a good faith effort to address the concerns noted in the Special Master's Report.
D. The Parties and the amici curiae have met and conferred and engaged in a good faith effort to address the concerns noted in the Special Master's Report, most of which were also concerns expressed by the amici curiae.
E. As a result of these good faith efforts, the Parties have agreed to amend the Original Settlement Agreement as set forth herein to address the concerns of the Special Master and the amici curiae. The Original Settlement Agreement as amended by this Amendment is hereinafter referred to as the "Amended Settlement Agreement."
F. All of the concerns expressed by the amici curiae relative to the Original Settlement Agreement have been addressed by such amendments, and the amici curiae now fully support and urge approval of the Amended Settlement Agreement.
G. The Original Settlement Agreement is fair, reasonable and in the public interest, and the Amended Settlement Agreement remains fair, reasonable and in the public interest and should be approved by the Court.

                                   AGREEMENT

     In consideration of the foregoing, and the mutual covenants and agreements contained in this Agreement, the Parties agree to the following amendments to the Original Settlement Agreement:
     1. The Original Settlement Agreement is hereby amended as follows:

                    a.   A new section shall be added and
               designated as Section 4 and shall provide:

                         4.   Payment for Public Purpose.  On the
                         Closing Date (as defined below), but
                         prior to and separate from the
                         implementation of the Reorganization
                         Agreement (as defined below), Blue Cross
                         Blue Shield shall pay to the Foundation
                         the amount of $12,780,000 in partial
                         satisfaction of claims by various
                         parties, including the Attorney General,
                         Department of Insurance and amici
                         curiae, that Blue Cross Blue Shield has
                         a public purpose obligation, which
                         amount is to be used by the Foundation
                         to carry out its stated purposes.

                    b.   Former Sections 4 through 18 shall be
               redesignated as Sections 5 through 19 respectively and former Section 19 shall be redesignated as
               Section 21.

                    c.   A new section shall be added and
               designated as Section 20 and shall provide:

                         20.  Nominating Committee Expenses.
                         After all of the Signing Conditions have been satisfied or waived by the Parties, the Attorney General and Department of Insurance will review, approve and then submit to Blue Cross Blue Shield for payment, in an amount not to exceed $50,000 in the aggregate, the reasonable and necessary costs incurred in connection with the search for qualified candidates to serve on the Foundation Board to be conducted by the Nominating Committee, and Blue Cross Blue Shield shall pay such amounts.

     2.   Exhibit A, Form of Articles of Incorporation of The
Missouri Foundation For Health, is hereby amended as follows:

               a. Article IV, Section 4.3, shall be deleted in its entirety and replaced with the following:

               4.3  No part of the activities of the
               Corporation may consist of carrying on
               propaganda or otherwise attempting to
               influence legislation, provided that such restriction shall not be construed to prohibit the Corporation from interacting with, reporting to, educating, or advising the General Assembly with respect to matters within the purposes and expertise of the Foundation.

               b. Article IV, Section 4.5, shall be amended by inserting at the very end of that Section the following phrase: "provided that the Corporation shall in no way be precluded from interacting with, reporting to, educating, or advising the General Assembly with respect to matters within the purposes and expertise of the Foundation."

     3.   Exhibit B, Form of Bylaws The Missouri Foundation For
Health, is hereby amended as follows:

               a. Article 4, Section 4.2.2, shall be deleted in its entirety and replaced with the following:

                    4.2.2  Nomination and Election of
               Members of the Board. The initial members of the Board who shall serve until the Closing Time (the "Pre-Closing Board") shall be appointed by the Director of the Department of Insurance and the Attorney General of the State of Missouri. Of the initial members of the Board who shall serve from and after the Closing Time (the "Post-Closing Board"), ten
               (10) Directors shall be appointed by the Governor and five (5) Directors shall be appointed by the Attorney General. These appointments shall be made from a slate of thirty-five (35) nominees, each of whom shall be qualified to serve as a Director, that will provided by the Nominating Committee pursuant to Section 5.1.4. Either the Governor or the Attorney General may reject names from the slate due to a conflict of interest or as being unqualified to serve as Directors under Section 4.2.4, and the Nominating Committee shall replace those names on the slate with new, qualified nominees. Each year subsequent to the appointment of the initial members of the Post-Closing Board at the annual meeting of the Board, or at a special meeting of the Board called for the purpose of filling one or more specified Board vacancies, that number of directors equal to the number of directors of the class whose terms expire at the end of such meeting (or, in the case of a special meeting to fill one or more vacancies, that number of directors equal to the number of specified vacancies) shall be elected by the Board from among the persons nominated by the Community Advisory Committee in accordance with Section 5.1.6, to hold office for the terms as provided in Section 4.2.3.

               b. Article 4, Section 4.2.4(b), shall be amended by deleting the introductory phrase "Each Director must have expertise and education in one or more of the following area:" and inserting in its place the following phrase "Each Director must have expertise, education, and/or experience in one or more of the following areas:"

               c. A new section shall be added in Article 5, which shall be designated Section 5.1.5 and shall provide:

               5.1.5  Nominating Committee.  There shall be
               a Nominating Committee which shall consist of 13 persons appointed by the Governor and the Attorney General of the State of Missouri, acting jointly, in consultation with representatives of the American Association of Retired Persons (Missouri Chapter), the League of Women Voters of Missouri, the Missouri Association for Social Welfare, the Missouri Consumer Health Care WATCH Coalition, and the Reform Organization of Welfare. Following the appointment of the Nominating Committee, the members thereof shall, with all deliberate speed, produce a slate of 35 persons, each of whom must be qualified to serve as Directors of the Corporation under Section 4.2.4 and none of whom may be members of the Nominating Committee, which slate shall be delivered to both the Governor and the Attorney General. Names rejected by either the Governor or the Attorney General due to a conflict of interest or as unqualified to serve under
               Section 4.2.4 shall be replaced on the slate by the Nominating Committee with new, qualified nominees. The Nominating Committee shall elect from its members a Chairperson, and the Committee shall act by majority vote. The Committee is authorized to take such actions and engage the services of such professionals as it deems reasonable and necessary to accomplish its nominating mission. Expenses of the Committee are to be reported to the Attorney General and the Director of the Department of Insurance for their review and submission to Blue Cross and Blue Shield of Missouri for payment. Unnecessary or unreasonable expenses, in the view of the Director of the Department of Insurance and the Attorney General, and all expenses which exceed an overall cap of $50,000, will not be submitted for payment. Once the initial 15 Directors have been appointed and have taken office, the Nominating Committee shall dissolve and its members shall become the initial members of the Community Advisory Committee.

               d. The former Section 5.1.5 shall be deleted in its entirety and replaced with the following redesignated as Section 5.1.6:

               5.1.6  Community Advisory Committee.  There
               shall be a Community Advisory Committee which shall consist of not less than thirteen (13) persons, none of whom may be members of the Board. The initial members of the Community Advisory Committee shall be the members of the Nominating Committee. Members of the Community Advisory Committee shall serve for terms of three years. No member of the Community Advisory Committee shall serve more than two consecutive three-year terms. Subsequent members of the Community Advisory Committee, including the members appointed to fill vacancies, shall be appointed by the Governor and the Attorney General of the State of Missouri, acting jointly, in consultation with community representatives from the communities to be served by the Corporation, as provided in the Articles, and shall reflect the broad and diverse interests of such communities. The Community Advisory Committee shall be responsible for (1) advising the Board on no less than a annual basis as to the efficacy of the Foundation's programs from the communities' perspectives, as well as the communities' priorities for future efforts of the Foundations, and (2) nominating persons to serve on the Board subsequent to the appointment of the initial members of the Post-Closing Board as provided in Section 4.2.2. The Community Advisory Committee shall nominate a number of candidates equal to five (5) times the number of vacancies to be filled. In arriving at its nominations, the Community Advisory Committee shall adhere to the following process:

                    (1)  The Community Advisory Committee
                    shall apply the selection criteria set
                    forth in Section 4.2, and shall not
                    nominate a candidate who would be unable to serve pursuant to any other provision of Section 4.2.

                    (2)  The Community Advisory Committee
                    shall be guided by a self-assessment of
                    the skills and experience of the
                    continuing members of the Board and by
                    consideration of the skills and
                    experience needed by the Board to
                    accomplish the mission and programmatic
                    objectives of the Corporation.

                    (3)  The Community Advisory Committee
                    shall conduct a public outreach and
                    notification process.

                    (4)  With respect to the vacancies to be
                    filled at each annual meeting of the
                    Board, the Community Advisory Committee
                    shall complete its process and shall
                    present its nominations in writing to
                    the Board no later than the first
                    business day of the calendar year in
                    which such annual meeting is to be held
                    (or such other date as the Board may
                    designate).

                    (5)  With respect to any vacancy on the
                    Board occurring by reason of the death,
                    resignation or removal of any director,
                    the Community Advisory Committee shall
                    complete its process and nominate no
                    less than five (5) candidates no later
                    than the date requested by the Board,
                    which shall be no less than thirty (30)
                    days after written notification of the
                    vacancy has been delivered to the Chair
                    of the Community Advisory Committee.

     4. Exhibit J, Form of Registration Rights Agreement, is hereby amended as follows:

          a. Section 1(y) shall be deleted in its entirety and replaced with the following:

               (y)  "Initial Continuing Option Exercise
               Date" means the first date on which the
               Foundation holds less than fifty percent
               (50%) of issued and outstanding shares
               of Common Stock.

          b. Section 1(ee) shall be deleted in its entirety and replaced with the following:

               (ee) "Piggy-Back Request" has the
               meaning set forth in Section 3(c)
               hereof.

          c. Section 1(ff) shall be deleted in its entirety and replaced with the following:

               (ff)  "Piggy-Back Rights" has the
               meaning set forth in Section 3(b)
               hereof.

          d.   A new section shall be added and designated as
               Section 1(tt) and shall provide:

               (tt)  "Share-Rights" has the meaning
               specified in Section 3(b) hereof.

          e. Former Sections 1(tt), 1(uu) and 1(vv) shall be redesignated as Sections 1(uu), 1(vv) and 1(ww), respectively.

          f. The first sentence of Section 2(b) shall be deleted in its entirety and replaced with the following:

                    (b)  Following its receipt of a
               Demand, the Company shall have the
               right, but not the obligation (the
               "Demand Option"), exercisable by
               providing written notice thereof  (the
               "Demand Option Notice") to the
               Foundation within fifteen (15) days, to
               purchase all or (subject to the
               penultimate sentence of this
               Section 2(b)) any portion of the
               Registrable Securities that are the
               subject of such Demand (the "Demand
               Option Securities") at a cash price per
               share equal to the average closing sale
               price per share of the Common Stock on
               the NYSE during the ten (10) consecutive trading days ending on the second (2nd) trading day immediately preceding the date of the Demand.

          g. In the second sentence of Section 2(b), the reference to "sixty (60) days" shall be deleted and replaced with "thirty (30) days." As amended, the second sentence of Section 2(b) shall provide:

               The Demand Option Notice shall state the number of Demand Option Securities that the Company shall purchase pursuant to the Demand Option, the aggregate purchase price therefor, and the closing date of the Company's purchase of the Demand Option Securities, which shall take place no later than thirty (30) days after the date of the Demand Option
               Notice.

          h. In the last sentence of Section 2(b), the reference to "one (1) of the three (3)" Demand Registrations shall be deleted and the phrase "or
               Section 2(d)(ii)" shall be inserted following the phrase "Section of 2(d)(i)". As amended, the last sentence of Section 2(b) shall provide:

               In the event that the Company shall
               purchase all of the Demand Option Shares in accordance with this Section 2(b), then the requested Demand Registration related thereto shall not be deemed to count as a Demand Registration described in Section 2(d)(i) or Section 2(d)(ii) hereof.

          i. In Section 2(c), the phrase "and to cause such Registration Statement to become effective" shall be added to the end thereof. As amended,
               Section 2(c) shall provide:

               If the Company does not elect to
               exercise the Demand Option, or elects to purchase less than all of the Demand
               Option Securities, the Company shall use its best efforts to file a Registration
               Statement for the Registrable
               Securities, or remainder thereof,
               identified in such Demand as soon as
               practicable and to cause such
               Registration Statement to become
               effective.

          j. Section 2(d)(i) shall be deleted in its entirety and replaced with the following:

                    (i)  if the Company shall have
               previously effected a Demand
               Registration at any time during the
               immediately preceding one hundred eighty
               (180) day period;

          k. Section 2(d)(ii) shall be deleted in its entirety and replaced with the following:

                    (ii) if the Company shall have
               previously effected a Demand
               Registration at any time during the
               calendar year in which the Demand was
               received;

          l. In Section 2(d)(iii), the phrase "nine (9) month period" shall be deleted and replaced with "one hundred twenty (120) day period". As amended,
               Section 2(d)(iii) shall provide:

                    (iii)     if the Company shall have
               previously effected a registration of
               Common Stock to be issued and sold by
               the Company at any time during the
               immediately preceding one hundred twenty
               (120) day period (other than a
               registration on Form S-4, Form S-8 or
               Form S-3 (with respect to dividend
               reinvestment plans and similar plans) or any successor forms thereto);

          m. In Section 2(f), the phrase "or Section 2(d)(ii)" shall be inserted after the phrase
               "Section 2(d)(i)" and the reference to "one (1) of the three (3)" Demand Registrations shall be deleted. As amended, Section 2(f) shall provide:

                    (f)  A requested Demand
               Registration shall not be deemed to
               count as a Demand Registration described in Section 2(d)(i) or Section 2(d)(ii) hereof if: (i) such registration has not been declared effective by the SEC or does not become effective in accordance with the Securities Act, (ii) after becoming effective, such registration is materially interfered with by any stop order, injunction or similar order or requirement of the SEC or other governmental agency or court for any reason not attributable to the
               Foundation and does not thereafter
               become effective, (iii) the conditions
               to closing specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived due to a failure on the part of the Company, or
               (iv) the Foundation shall have withdrawn its Demand or otherwise determined not to pursue such registration prior to the filing of the Registration Statement with the SEC for such Demand, provided that the Foundation shall have reimbursed the Company for all of its Registration Expenses incurred in connection with such Demand.

          n. Section 2(g) shall be deleted in its entirety and replaced with the following:

                    (g)  Should a Registration
               Statement filed pursuant to a Demand not become effective due to the failure of the Foundation to perform its obligations under this Agreement or the inability of the Foundation to reach agreement with the underwriter(s) on price or other customary terms for such transaction, or in the event the Foundation determines to withdraw or does not pursue a request for registration pursuant to a Demand (in each of the foregoing cases, provided that at such time the Company shall be in compliance in all material respects with its obligations under this
               Agreement), then such registration shall be deemed to count as a Demand
               Registration described in
               Section 2(d)(i) and Section 2(d)(ii)
               hereof, unless the Foundation shall have reimbursed the Company for all of its Registration Expenses incurred in connection with such Demand.

          o. In Section 2(i), the phrase "or Section 2(d)(ii)" shall be inserted after the phrase
               "Section 2(d)(i)" throughout the Section and the reference to "one (1) of three (3)" Demand Registrations shall be deleted throughout the Section. As amended, Section 2(i) shall provide:

                    (i)  If the lead managing
               underwriter (selected by the Company as
               provided in Section 5 hereof) of an
               Underwritten Offering made pursuant to a Demand shall advise the Company in writing (with a copy to the Foundation) that marketing or other factors require a limitation on the number of shares of Common Stock which can be sold in such offering within a price range acceptable to the Foundation, then (i) if the Company shall have elected to include any securities to be issued and sold by the Company in such Registration
               Statement pursuant to Section 2(h)
               hereof, then the Company shall reduce
               the number of securities the Company
               shall intend to issue and sell pursuant
               to such Registration Statement such that the total number of securities being sold by the Foundation and the Company shall be equal to the number which can be sold in such offering within a price range acceptable to the Foundation, and
               (ii) if the Company shall not have
               elected to include any securities in
               such Registration Statement pursuant to
               Section 2(h) hereof or if the reduction
               referred to in the previous clause (i)
               shall not be sufficient, then,
               notwithstanding Section 2(d)(iv) hereof, the Foundation shall reduce the number of Registrable Securities requested to be included in such offering to the number that the lead managing underwriter advises can be sold in such offering within such price range and such Demand shall count as a Demand
               Registration described in
               Section 2(d)(i) or Section 2(d)(ii)
               hereof, provided that at least
               $10,000,000 in gross sale proceeds shall have been received by the Foundation pursuant to such offering, otherwise such requested Demand Registration shall not be deemed to count as a Demand
               Registration described in
               Section 2(d)(i) or Section 2(d)(ii)
               hereof (provided that the Foundation
               shall have reimbursed the Company for
               all of its Registration Expenses
               incurred in the preparation, filing and
               processing of the Registration
               Statement).

          p.   A new section shall be added and designated as
               Section 3(a) and shall provide:

                    (a)  The Company shall not file a
               Registration Statement relating to the
               public offering of Common Stock for sale for cash for its own account for a period of one hundred eighty (180) days following the Closing Date without prior written consent of the Foundation, which consent shall not be unreasonably withheld.

          q. The former Section 3(a) shall be deleted in its entirety and replaced with the following redesignated as Section 3(b):

                    (b)  Whenever the Company shall
               propose to file a Registration Statement under the Securities Act relating to the public offering of Common Stock for sale for cash for its own account, the Company shall give written notice to the Foundation at least fifteen (15)
               Business Days prior to the anticipated
               filing thereof, specifying the
               approximate date on which the Company
               proposes to file such Registration
               Statement and the intended method of
               distribution in connection therewith,
               and advising the Foundation of the
               Foundation's right to have any or all of the Registrable Securities then held by the Foundation included among the securities to be covered by such Registration Statement (the "Piggy-Back
               Rights") and of the Foundation's right,
               until such time as the Foundation holds
               less than fifty percent (50%) of the
               issued and outstanding shares of Common
               Stock, to have any or all of the
               Registrable Securities then held by the
               Foundation included among the securities to be covered by such Registration
               Statement such that the Foundation shall be entitled to receive, at its option, up to fifty percent (50%) of the proceeds from the issuance of shares of Common Stock to the public (the "Share-
               Rights").

          r.   The former Section 3(b) shall be redesignated as
               Section 3(c) and the reference to "Section 3(c)" therein shall be changed to "Section 3(d)" and the reference to "Section 3(d)" therein shall be changed to "Section 3(e)" and the phrase "or Share-Rights" shall be inserted following the phrase "Piggy-Back Rights". As amended, Section 3(c) shall provide:

                    (c)  Subject to Section 3(d) and
               Section 3(e) hereof, in the event that
               the Foundation has and shall elect to
               utilize its Piggy-Back Rights or Share-
               Rights, the Company shall include in the Registration Statement the Registrable
               Securities identified by the Foundation
               in a written request (the "Piggy-Back
               Request") given to the Company not later than ten (10) Business Days prior to the proposed filing date of the Registration
               Statement.  The Registrable Securities
               identified in the Piggy-Back Request
               shall be included in the Registration
               Statement on the same terms and
               conditions as the other shares of Common
               Stock included in the Registration
               Statement.

          s.   Former Section 3(c) shall be redesignated as
               Section 3(d) and the phrase "or Share-Rights" shall be inserted following the phrase "Piggy-Back Rights". As amended, Section 3(d) shall provide:

                    (d)  Notwithstanding anything in
               this Agreement to the contrary, the
               Foundation shall not have Piggy-Back
               Rights or Share-Rights with respect to
               (i) a Registration Statement on Form S-4 or Form S-8 or Form S-3 (with respect to dividend reinvestment plans and similar plans) or any successor forms thereto,
               (ii) a Registration Statement filed in
               connection with an exchange offer or an
               offering of securities solely to
               existing stockholders or employees of
               the Company, (iii) a Registration
               Statement filed in connection with an
               offering by the Company of securities
               convertible into or exchangeable for
               Common Stock, (iv) a Registration
               Statement filed in connection with the
               redistribution of shares of Common Stock held by the Foundation in excess of the Ownership Limit pursuant to Article VI of the Voting Trust and Divestiture
               Agreement, or (v) a Registration
               Statement filed in connection with a
               private placement of securities of the
               Company (whether for cash or in
               connection with an acquisition by the
               Company or one of its subsidiaries).

          t.   Former Section 3(d) shall be redesignated as
               Section 3(e).

          u.   Former Section 3(e) shall be redesignated as
               Section 3(f) and the phrase "or Share-Rights" shall be inserted following the phrase "Piggy-Back Rights". As amended, Section 3(f) shall provide:

                    (f)  Nothing contained in this
               Section 3 shall create any liability on
               the part of the Company to the
               Foundation if the Company for any reason should decide not to file a Registration
               Statement for which Piggy-Back Rights or Share-Rights are available or to withdraw such Registration Statement subsequent to its filing, regardless of any action whatsoever that the
               Foundation may have taken, whether as a
               result of the issuance by the Company of any notice hereunder or otherwise.

          v.   Former Section 3(f) shall be redesignated as
               Section 3(g) and the phrase "or Share-Rights" shall be inserted following the phrase "Piggy-Back Rights" and the phrase "or Section 2(d)(ii)" shall be inserted following the phrase "Section 2(d)(i)" and the reference to "one (1) of three (3)" Demand Registrations shall be deleted. As amended,
               Section 3(g) shall provide:

                    (g)  A request made by the
               Foundation pursuant to its Piggy-Back
               Rights or Share-Rights to include
               Registrable Securities in a Registration
               Statement shall not be deemed to be a
               Demand Registration described in
               Section 2(d)(i) or Section 2(d)(ii)
               hereof.

          w. In Section 4(a), the phrase "(as defined below in this Section 4(a))" shall be deleted and the phrase "sixty (60) days" shall be deleted and replaced with "thirty (30) days" and the sixth sentence of Section 4(a) shall be deleted in its entirety. As amended, Section 4(a) shall provide:

                    (a)  At any time and from time to
               time after the Initial Continuing Option
               Exercise Date and thereafter during the
               Effective Period, the Company shall have the right, but not the obligation (the
               "Continuing Option"), exercisable by
               providing written notice thereof (the
               "Continuing Option Notice") to the
               Foundation, to purchase from the
               Foundation all or any portion of the
               Registrable Securities (the "Continuing
               Option Securities") at a cash price per
               share equal to the Continuing Option
               Price (as defined below in this
               Section 4(a)).  The Continuing Option
               Notice shall state the number of
               Continuing Option Securities that the
               Company shall purchase pursuant to the
               Continuing Option, the aggregate
               purchase price therefor, and the closing date of the Company's purchase of the Continuing Option Securities, which shall take place within thirty (30) days of the date of the Continuing Option
               Notice.  The Company shall pay for the
               Continuing Option Securities that it
               shall purchase pursuant to the
               Continuing Option at the closing thereof by wire transfer of immediately available funds to a bank account designated by the Foundation. At such closing, the Foundation shall deliver to the Company a certificate or certificates representing the number of
               Continuing Option Securities purchased
               by the Company as specified in the
               Continuing Option Notice, free and clear of all liens, claims, security interests and other encumbrances. The Company shall be entitled to receive customary representations and warranties from the
               Foundation regarding such sale of
               Continuing Option Securities (including
               representations regarding good title to
               such shares, free and clear of all
               liens, claims, security interests and
               other encumbrances).  The term
               "Continuing Option Price", as used
               herein, shall mean (i) prior to the
               consummation of a Demand Registration or an offering pursuant to a Piggy-Back
               Request, the greater of "A", "B" or "C", and (ii) from and after the consummation of a Demand Registration or an offering pursuant to a Piggy-Back Request, the greater of "A", or "B", where, for purposes of the foregoing clauses (i) and (ii), "A" shall mean the average closing sale price per share of Common
               Stock on the NYSE during the ten (10)
               consecutive trading days ending on the
               date that the Continuing Option Notice
               with respect to such Continuing Option
               shall have been provided, "B" shall mean the average closing sale price per share of Common Stock on the NYSE during the ten (10) consecutive trading days ending on the forty-fifth (45th) day prior to the date that the Continuing Option
               Notice with respect to such Continuing
               Option shall have been provided, and "C" shall equal the price per share received by the Foundation in its most recent sale of Private Placement Securities pursuant to Section 11 hereof
               (regardless of whether such Private
               Placement Securities shall have been
               sold to qualified investors or to the
               Company).

          x. In Section 6, the phrase "180 days" shall be deleted and replaced with "one hundred twenty
               (120) days".  As amended, Section 6 shall provide:

               Section 6.     Blackout Periods.  If the
               Company determines in good faith that
               the registration and distribution of
               Registrable Securities (or the use of
               the Registration Statement or related
               Prospectus) resulting from a Demand
               received from the Foundation would
               (i) materially and adversely interfere
               with any previously announced business
               combination transaction involving the
               Company pursuant to which the Company
               would issue, in connection with such
               transaction, shares of Common Stock to
               some or all of the equity owners of the
               counter-party to such business
               combination transaction, or (ii) result
               in the premature disclosure of any
               pending financing, acquisition,
               corporate reorganization or any other
               corporate development involving the
               Company or any of its subsidiaries, and, in either such event, the Company shall promptly give the Foundation written notice of such determination, then the Company shall be entitled to
               (x) postpone the filing of the
               Registration Statement otherwise
               required to be prepared and filed by the Company pursuant to Section 2 hereof, or
               (y) elect that the effective
               Registration Statement not be used, in
               either case for a reasonable period of
               time, but not to exceed one hundred
               twenty (120) days after the date that
               the Demand was made (a "Blackout
               Period"). Any such written notice shall contain a general statement of the reasons for such postponement or restriction on use and an estimate of the anticipated delay. The Company shall promptly notify the Foundation of the expiration or earlier termination of such Blackout Period.

          y. In Section 9, the phrase "or Share-Rights" shall be inserted after the phrase "Piggy-Back Rights" and the word "or" before the phrase "Piggy-Back Rights" shall be deleted and replaced with a comma. As amended, Section 9 shall provide:

               Section 9.     Registration Expenses.
               Except as otherwise provided herein, in
               connection with all registrations of
               Registrable Securities made pursuant to
               a Demand Registration, Piggy-Back Rights or Share-Rights, the Company shall pay all Registration Expenses.

     5.   Exhibit L, Form of Voting Trust and Divestiture
Agreement, is hereby amended as follows:

          a. In Recital E, the phrase ", subject to possible extension as provided herein," shall be added following the phrase "Closing Date (as defined below)" and following the phrase "following the Closing Date" and the phrase "in excess of the Voting Trust Ownership Limit (as defined below)" shall be added after the phrase "by the Beneficiary". As amended, Recital E provides:

               E.   The Beneficiary has agreed to be
               bound by the Basic Protections,
               including (i) a requirement that the
               Beneficiary deposit into the voting
               trust established by this Agreement (the
               "Voting Trust") all of the shares of
               Capital Stock Beneficially Owned (as
               defined below) by the Beneficiary in
               excess of the Voting Trust Ownership
               Limit (as defined below), and (ii) a
               requirement that the Beneficiary reduce
               its Beneficial Ownership (as defined
               below) of each class of Capital Stock to less than fifty percent (50%) of the issued and outstanding shares of each class of Capital Stock within three (3) years following the Closing Date (as defined below), subject to possible extension as provided herein, and reduce its Beneficial Ownership of each class of Capital Stock to less than twenty percent (20%) of the issued and outstanding shares of each class of Capital Stock within five (5) years following the Closing Date, subject to possible extension as provided herein.

          b. In Article I, the definition of "Blackout Period" shall be added as follows:

              (h)  "Blackout Period" has the meaning
              set forth in Section 1 of the
              Registration Rights Agreement.

          c. In Article I, the definition of "Demand" shall be added as follows:

               (r)  "Demand" has the meaning set forth
               in Section 1 of the Registration Rights
               Agreement.

          d.   In Article I, the definition of "Five Year
               Divestiture Deadline" shall be deleted in its entirety and replaced with the following:

               (s)  "Five Year Divestiture Deadline"
               means the fifth anniversary of the
               Closing Date, extended day for day, up
               to a maximum of seven hundred thirty
               (730) days, for each day the Company is
               not required to file a Registration
               Statement (i) in response to an actual
               Demand pursuant to Section 2(d)(iii) of
               the Registration Rights Agreement as a
               result of the Company having previously
               effected a registration of Common Stock, provided that there shall be no such extension if the Company is not required to file a Registration Statement pursuant to said Section 2(d)(iii) because the Company previously effected a registration of Common Stock wherein the Beneficiary exercised its Share-
               Rights and received proceeds from the
               sale of its shares; or (ii) as a result
               of the pendency of any Blackout Period.

          e. In Article I, the definition of "Registration Statement" shall be added as follows:

               (z)  "Registration Statement" has the
               meaning set forth in Section 1 of the
               Registration Rights Agreement.

          f. In Article I, the definition of "Share-Rights" shall be added as follows:

               (bb) "Share-Rights" has the meaning set
               forth in Section 1 of the Registration
               Rights Agreement.

          g.   In Article I, the definition of "Three Year
               Divestiture Deadline" shall be deleted in its entirety and replaced with the following:

               (dd) "Three Year Divestiture Deadline"
               means the third anniversary of the
               Closing Date, extended day for day, up
               to a maximum of three hundred sixty five
               (365) days, for each day the Company is
               not required to file a Registration
               Statement (i) in response to an actual
               Demand pursuant to Section 2(d)(iii) of
               the Registration Rights Agreement as a
               result of the Company having previously
               effected a registration of Common Stock, provided that there shall be no such extension if the Company is not required to file a Registration Statement pursuant to said Section 2(d)(iii) because the Company previously effected a registration of Common Stock wherein the Beneficiary exercised its Share-
               Rights and received proceeds from the
               sale of its shares; or (ii) as a result
               of the pendency of any Blackout Period.

          h. In Article I, the definition of "Voting Power" shall be added as follows:

               (ff) "Voting Power" has the meaning set
               forth in Section 1 of Article VII of the Certificate of Incorporation.

          i.   In Article I, the definition of "Voting Trust
               Ownership Limit" shall be added as follows:

               (hh) "Voting Trust Ownership Limit"
               means that number of shares of Capital
               Stock one share lower than the number of shares of Capital Stock which would represent five percent (5%) of the Voting Power of all shares of Capital
               Stock issued and outstanding at the time of determination.

          j. In Article I, all sections shall be redesignated accordingly because of the additional defined terms.

          k. The first and second sentences of Section 2.01 shall be deleted in their entirety and replaced with the following:

               Section 2.01   Delivery of Capital
               Stock.  Beneficiary shall make such
               contributions to the Voting Trust of
               shares of Capital Stock that Beneficiary may Beneficially Own such that the number of shares of Capital Stock
               Beneficially Owned by the Beneficiary
               outside of the Voting Trust shall never
               exceed the Voting Trust Ownership Limit.
               The Trustee acknowledges receipt of ____
               [insert number of shares contributed at
               closing pursuant to the Reorganization
               Agreement] shares of Capital Stock
               acquired by Beneficiary pursuant to the
               Reorganization Agreement.

          l. The last sentence of Section 5.04 shall be deleted in its entirety. As amended, Section 5.04 shall provide:

               Section 5.04   Acquisition Proposals.
               The Beneficiary shall not solicit or
               encourage inquiries or proposals with
               respect to, or provide any confidential
               information to, or have any discussions, meetings or other communications with, any Person relating to an Acquisition
               Proposal or a Change of Control
               Proposal, provided, however, that the
               Beneficiary may have discussions with
               the counter-party to any Change of
               Control Proposal after such Change of
               Control Proposal shall have been
               approved by the Board of Directors and
               submitted to the stockholders of the
               Company for a vote thereon, and provided further, however, that the Beneficiary may have discussions with any Person concerning the sale or disposal of shares of Capital Stock Beneficially
               Owned by the Beneficiary in accordance
               with Section 3.02 hereof and the
               Registration Rights Agreement.

          m. A new section designated as Section 5.07 shall be added and shall provide:

               Section 5.07   Communications.  For so
               long as the Beneficiary Beneficially
               Owns twenty percent (20%) or more of the issued and outstanding shares of Common
               Stock, the Company shall consult with
               the Beneficiary prior to soliciting any
               Change of Control Proposal and shall
               consult with the Beneficiary in the
               event that the Company shall receive any Change of Control Proposal. Beneficiary shall comply with the same confidentiality and non-disclosure obligations that apply to directors and officers of the Company with respect to all information obtained by Beneficiary in connection with any such consultation. Nothing in this Agreement shall be construed to limit the rights of Beneficiary as a shareholder of the Company from communicating with the
               Board of Directors of the Company
               regarding Change of Control Proposals
               or, except as otherwise provided in
               Section 5.03 hereof, any other matter
               pertaining to the Company.  The Company
               and the Beneficiary shall keep
               confidential the contents of all such
               communications from the Beneficiary,
               provided that either party may disclose
               the contents of such communications if
               required by law.

          n. In Section 6.01, the phrase "the third anniversary of the Closing Date" shall be deleted from the end of the first sentence thereof and the phrase "Three Year Divestiture Deadline" shall not be in parenthesis or quotes or underlined therein. As amended, Section 6.01 provides:

               Section 6.01   Sale of Beneficiary's
               Capital Stock by Third Anniversary.
               The Beneficiary hereby covenants and
               agrees that it shall sell, convey, or
               otherwise dispose of shares of Capital
               Stock (so that the Beneficiary is no
               longer a Beneficial Owner of such
               shares of Capital Stock) so that the
               Beneficiary Beneficially Owns less than
               fifty percent (50%) of the issued and
               outstanding shares of each class of
               Capital Stock on or prior to the Three
               Year Divestiture Deadline.  Any such
               disposition shall comply with the terms
               of this Agreement, the Registration
               Rights Agreement, the Certificate of
               Incorporation and the Bylaws.

          o. In Section 6.02, the phrase "the fifth anniversary of the Closing Date" shall be deleted from the end of the first sentence thereof and the phrase "Five Year Divestiture Deadline" shall not be in parenthesis and quotes or underlined therein. As amended, Section 6.02 provides:

               Section 6.02   Sale of Beneficiary's
               Capital Stock by Fifth Anniversary.  The
               Beneficiary hereby covenants and agrees
               that it shall sell, convey or otherwise
               dispose of shares of Capital Stock (so
               that the Beneficiary is no longer a
               Beneficial Owner of such shares of
               Capital Stock) so that the Beneficiary
               Beneficially Owns less than twenty
               percent (20%) of the issued and
               outstanding shares of each class of
               Capital Stock on or prior to the Five
               Year Divestiture Deadline.  Any such
               disposition shall comply with the terms
               of this Agreement, the Registration
               Rights Agreement, the Certificate of
               Incorporation and the Bylaws.

     6. Exhibit E, Agreement and Plan of Reorganization, is hereby amended as follows:

          a. Section 1.05(j)(3) shall be deleted in its entirety and replaced with the following:

               (3)  Exchange Procedure for Foundation.  The
               Foundation authorizes and directs New RIT to issue _____ shares of New RIT Stock issuable in exchange for the outstanding share of New RIT Stock pursuant to Section 1.05(c) hereof directly to the trustee designated by the Voting Trust and Divestiture Agreement (as defined in Section 3.09 hereof) to be held in the voting trust established by the Voting Trust and Divestiture Agreement.
               New RIT shall issue to the Foundation a
               certificate or certificates representing the remaining _____ shares of New RIT Stock issuable in exchange for the outstanding share of New RIT Stock pursuant to Section 1.05(c) hereof.


          b.   Section 3.13 shall be deleted in its entirety.

          c. In Section 3.16, the phrase "in partial settlement of the Litigation, and" shall be deleted. As amended, Section 3.16 provides:

                    3.16 Payment to Foundation.  Immediately
               following the Closing, New RIT shall pay One
               Hundred Seventy-Five Thousand Dollars
               ($175,000) to the Foundation in partial
               satisfaction of any obligation of BCBSMo under Section 355.621 of The General and Business Corporation Law of Missouri resulting from the Charter Conversion Transaction.

     7.   If the Amended Settlement Agreement is approved by the

Court, the Original Settlement Agreement and all exhibits thereto shall be amended and restated in their entirety to reflect the amendments set forth herein, and such amended and restated

documents shall include such conforming changes as are necessary or appropriate to properly incorporate the amendments set forth herein.

     8.   The Parties agree that this Amendment modifies,

supplements, supersedes and forms a part of the Original

Settlement Agreement.  Except as expressly provided herein, the terms and conditions of the Original Settlement Agreement shall remain unchanged and in full force and effect.  The terms and conditions of this Amendment shall control over any conflicting or inconsistent terms and conditions in the Original Settlement

Agreement.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Parties hereto have set forth their hand and seal as of the date above written.




/s/ Jay Nixon
Jeremiah W. (Jay) Nixon
Attorney General of Missouri



Missouri Department of Insurance



By:  /s/ A. W. McPherson
     A. W. McPherson
     Acting Director, Missouri Department of Insurance



Blue Cross and Blue Shield of Missouri


By:  /s/ John A. O'Rourke
     John A. O'Rourke, President



RightCHOICE Managed Care, Inc.


By:  /s/ John A. O'Rourke
     John A. O'Rourke, President and
     Chief Executive Officer